Acquisitions	12 Months Ended
Dec. 31, 2021
Acquisitions
Note 6 — Acquisitions
In January 2020, the Company acquired all of the issued and outstanding capital stock of LMTS Holding SCA (“CIRC”), a micromobility company based in Berlin with operations throughout Europe and the Middle East. The purpose of the acquisition was to further establish the Company’s presence in the EMEA region. The results of CIRC’s operations for the year ended December 31, 2021 and 2020, including revenues and expenses, are included in the consolidated statements of operations for the Company from the date of the transaction. The acquisition was accounted for as a business combination under ASC 805,
Business Combinations
. The Company acquired CIRC for $190.0 million of Series D and Series
D-2
redeemable convertible preferred stock. Assets acquired included $68.7 million of cash and $5.5 million of intangible assets. Goodwill is attributable to the assembled workforce and the expected synergies from the acquisition. The purchase price, which was prepared with the assistance of a valuation specialist, was allocated to the assets acquired and the liabilities assumed based on estimated fair values as of the acquisition date as follows (in thousands):

Fair Value
Assets acquired:
Current assets	$68,667
Vehicles	140
Intangible assets:
Customer relationships	1,621
Government relationships	3,838
Net liabilities assumed	(975)

Total assets acquired, net	$73,291

Total purchase price	$190,000

Goodwill	$116,709

The Company incurred certain expenses related directly and indirectly related to the CIRC acquisition of
$3.5
million, which were recognized in the consolidated statement of operations for the year ended December 31, 2020.